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                                                                       EXHIBIT 1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in Post Effective Amendment No. 2 to Form S-8 Registration Statement (Registration No. 33-5300) of our report dated June 11, 1999 relating to the Financial Statements, which appears in this Form 11-K.



/S/PricewaterhouseCoopers LLP
PRICEWATERHOUSECOOPERS LLP



Philadelphia, Pennsylvania
June 11, 1999


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